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                                                                  Exhibit 10.9
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                                                        [EXECUTION COUNTERPART]

                              AMENDED AND RESTATED
                          PLEDGE AND SECURITY AGREEMENT

     AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT dated as of November 29, 1996 between:

          (1) COMMONWEALTH ALUMINUM CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "PARENT");

          (2) COMMONWEALTH INDUSTRIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("HOLDINGS");

          (3) COMMONWEALTH ALUMINUM LEWISPORT, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("CALI");

          (4) ALFLEX CORPORATION (formerly named CasTech Aluminum Group Inc.), a corporation duly organized and validly existing under the laws of the State of Delaware ("ALFLEX");

          (5) BARMET ALUMINUM CORPORATION, a corporation duly organized and validly existing under the laws of the State of Ohio ("BARMET");

          (6) each of the subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature page hereof (individually a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS" and, together with the Parent, Holdings, CALI, Alflex and Barmet, the "SECURING PARTIES"); and

          (7) NATIONAL WESTMINSTER BANK, PLC, as agent for the lenders or other financial institutions or entities party,


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     as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

     The Parent, CALI, Alflex, Barmet, the Subsidiary Guarantors, certain lenders and the Administrative Agent entered into a Credit Agreement dated as of September 20, 1996 (as in effect on the date hereof, the "EXISTING CREDIT AGREEMENT"), providing for extensions of credit to be made to the Borrowers in an aggregate principal amount not exceeding $425,000,000. In connection with the execution and delivery of the Existing Credit Agreement:

          (a) the Parent, CALI, certain other of the Securing Parties and the Administrative Agent entered into a Pledge and Security Agreement dated as of September 20, 1996 (as in effect on the date hereof, the "EXISTING COMMONWEALTH PLEDGE AND SECURITY AGREEMENT") pursuant to which said Securing Parties granted to the Administrative Agent a security interest in all of the Collateral (as defined therein) as collateral security for the Secured Obligations (as so defined); and

          (b) Alflex, Barmet and the Administrative Agent entered into a Pledge and Security Agreement dated as of September 20, 1996 (as in effect on the date hereof, the "EXISTING CASTECH PLEDGE AND SECURITY AGREEMENT" and, collectively with the Existing Commonwealth Pledge and Security Agreement, the "EXISTING PLEDGE AND SECURITY AGREEMENTS") pursuant to which said Securing Parties granted to the Administrative Agent a security interest in all of the Collateral (as defined therein) as collateral security for the Secured Obligations (as so defined).

     Concurrently with the execution and delivery of this Amended and Restated Pledge and Security Agreement, the Securing Parties, certain lenders (collectively, the "LENDERS") and the Administrative Agent are amending and restating the Existing Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of November 29, 1996 (the Existing Credit


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Agreement as amended and restated and as further modified and supplemented and in effect from time to time being hereinafter called the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for the renewal of the Borrowers' indebtedness under the Existing Credit Agreement and for additional extensions of credit to the Borrowers in an aggregate principal amount (including the indebtedness under the Existing Credit Agreement) not exceeding $325,000,000. In addition, one or more of the Obligors (as defined in the Credit Agreement) may from time to time be obligated to one or more of the Lenders under one or more Interest Rate Protection Agreements (as so defined) (such obligations being herein referred to as the "INTEREST RATE OBLIGATIONS").

     To induce the Lenders to amend and restate the Existing Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Securing Parties and the Administrative Agent have agreed that the Existing Pledge and Security Agreements shall be hereby combined, amended and restated as follows:

     Section 1. DEFINITIONS. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

     "ACCOUNTS" shall have the meaning ascribed thereto in Section 3(d) hereof.

     "COLLATERAL" shall have the meaning ascribed thereto in Section 3 hereof.

     "COLLATERAL ACCOUNT" shall have the meaning ascribed thereto in Section
4.01 hereof.

     "COPYRIGHT COLLATERAL" shall mean all Copyrights, whether now owned or hereafter acquired by any Securing Party, including each Copyright identified in Annex 2 hereto.


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     "COPYRIGHTS" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

     "DOCUMENTS" shall have the meaning ascribed thereto in Section 3(j) hereof.

     "EQUIPMENT" shall have the meaning ascribed thereto in Section 3(h) hereof.

     "INSTRUMENTS" shall have the meaning ascribed thereto in Section 3(e) hereof.

     "INTELLECTUAL PROPERTY" shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Securing Party with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 5 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; and (f) all licenses, consents, permits,


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variances, certifications and approvals of governmental agencies now or hereafter held by any Securing Party.

     "INVENTORY" shall have the meaning ascribed thereto in Section 3(f) hereof.

     "ISSUERS" shall mean, collectively, the respective corporations identified beneath the names of the Securing Parties on Annex 1 hereto under the caption "Issuer" and each other Subsidiary of the Parent that is formed or acquired after the date hereof (other than, in each case, Subsidiaries of the Parent that are not required to become Subsidiary Guarantors pursuant to Section 9.17(a) of the Credit Agreement).

     "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

     "PATENT COLLATERAL" shall mean all Patents, whether now owned or hereafter acquired by any Securing Party, including each Patent identified in Annex 3 hereto.

     "PATENTS" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

     "PLEDGED STOCK" shall have the meaning ascribed thereto in Section 3(a) hereof.

     "SECURED OBLIGATIONS" shall mean, collectively, (a) the principal of and interest on the Loans made by the Lenders


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to, and the Note(s) held by each Lender of, the Borrowers, and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Obligors under the Credit Documents (including, without limitation, all Reimbursement Obligations and Guaranteed Obligations and interest thereon owing by the Obligors), (b) all Interest Rate Obligations owing by the Obligors to the Lenders and (c) all obligations of the Securing Parties to the Lenders and the Administrative Agent hereunder.

     "STOCK COLLATERAL" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

     "TRADEMARK COLLATERAL" shall mean all Trademarks, whether now owned or hereafter acquired by any Securing Party, including each Trademark identified in Annex 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

     "TRADEMARKS" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.


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     "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

     Section 2. REPRESENTATIONS AND WARRANTIES. Each Securing Party represents and warrants to the Lenders and the Administrative Agent that:

          (a) Such Securing Party is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under Section 9.06 of the Credit Agreement and except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such Collateral (other than as expressly contemplated herein or therein and Intellectual Property registered or otherwise located outside of the United States of America).

          (b) The Pledged Stock represented by the certificates identified under the name of such Securing Party in Annex 1 hereto is, and all other Pledged Stock in which such Securing Party shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement).

          (c) The Pledged Stock represented by the certificates identified under the name of such Securing Party in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by such Securing Party on the date hereof (whether or


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     not registered in the name of such Securing Party) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

          (d) Annexes 2, 3 and 4 hereto, respectively, set forth under the name of such Securing Party a complete and correct list of all Copyrights, Patents and Trademarks owned by such Securing Party on the date hereof; except pursuant to licenses and other user agreements entered into by such Securing Party in the ordinary course of business, that are listed in Annex 5 hereto, such Securing Party owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 2, 3 and 4, and all registrations listed in said Annexes 2, 3 and 4 are valid and in full force and effect; except as may be set forth in said Annex 5, such Securing Party owns and possesses the right to use all Copyrights, Patents and Trademarks.

          (e) Annex 5 hereto sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.

          (f) To such Securing Party's knowledge, (i) except as set forth in Annex 5 hereto, there is no violation by others of any right of such Securing Party with respect to any Copyright, Patent or Trademark listed in Annexes 2, 3 and 4 hereto, respectively, under the name of such Securing Party and (ii) such Securing Party is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against such Securing Party or, to such Securing Party's knowledge, threatened, and no claim against such Securing Party has been received by such Securing Party, alleging any such violation, except as may be set forth in said Annex 5.


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          (g) Such Securing Party does not own any Trademarks registered in the
     United States of America to which the last sentence of the definition of Trademark Collateral applies.

          (h) Any goods now or hereafter produced by such Securing Party or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

     Section 3. COLLATERAL. Each Securing Party hereby confirms to the Administrative Agent and each Lender the pledge and grant to the Administrative Agent (for the benefit of each Lender) under the Existing Pledge and Security Agreements of a security interest in, and as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Securing Party hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of such Securing Party's right, title and interest in the following property, whether now owned by such Securing Party or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "COLLATERAL"):

          (a) the shares of Capital Stock of the Issuers represented by the certificates identified in Annex 1 hereto under the name of such Securing Party and all other shares of Capital Stock of whatever class of the Issuers, now or hereafter owned by such Securing Party, in each case together with the certificates evidencing the same (collectively, the "PLEDGED STOCK");

          (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor,


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     and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

          (c) without affecting the obligations of such Securing Party under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the Capital Stock of the successor corporation (unless such successor corporation is such Securing Party itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "STOCK COLLATERAL");

          (d) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of such Securing Party constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to such Securing Party in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to such Securing Party under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by such Securing Party and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "ACCOUNTS");

          (e) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of such Securing Party evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "INSTRUMENTS");


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          (f) all inventory (as defined in the Uniform Commercial Code) of such
     Securing Party, including Motor Vehicles held by such Securing Party for lease (including lease to Subsidiaries of the Securing Parties), fuel, tires and other spare parts, all goods obtained by such Securing Party in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "INVENTORY");

          (g) all Intellectual Property and all other accounts or general intangibles not constituting Intellectual Property or Accounts;

          (h) all equipment (as defined in the Uniform Commercial Code) of such Securing Party, including all Motor Vehicles (herein collectively called "EQUIPMENT");

          (i) each contract and other agreement of such Securing Party relating to the sale or other disposition of Inventory or Equipment;

          (j) all documents of title (as defined in the Uniform Commercial Code) or other receipts of such Securing Party covering, evidencing or representing Inventory or Equipment (herein collectively called "DOCUMENTS");

          (k) all rights, claims and benefits of such Securing Party against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Securing Party, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

          (l) the balance from time to time in the Collateral Account;

          (m) all other tangible and intangible personal property and fixtures of such Securing Party, including,


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     without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Securing Party described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by any Securing Party in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Securing Party or any computer bureau or service company from time to time acting for such Securing Party.






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     Section 4. CASH PROCEEDS OF COLLATERAL.

     4.01 COLLATERAL ACCOUNT. There is hereby established with the Administrative Agent a cash collateral account (the "COLLATERAL ACCOUNT") in the name and under the sole dominion and control of the Administrative Agent into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Administrative Agent pursuant hereto and into which the Securing Parties may from time to time deposit any additional amounts that any of them wishes to pledge to the Administrative Agent for the benefit of the Lenders as additional collateral security hereunder or that, as provided in Sections 2.10 and 10 of the Credit Agreement, they are required to pledge as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Administrative Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the respective Securing Party as such Securing Party through the Parent shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in Section 11.03 of the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

     4.02 PROCEEDS OF ACCOUNTS. At any time after the occurrence and during the continuance of an Event of Default, each Securing Party shall, upon the request of the Administrative Agent, instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the


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Accounts either (a) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) under arrangements, in form and substance satisfactory to the Administrative Agent pursuant to which such Securing Party shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account. All payments made to the Administrative Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, each Securing Party agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Securing Party shall, upon the request of the Administrative Agent, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Securing Party for and as the property of the Administrative Agent and shall not be commingled with any other funds or property of such Securing Party.

     4.03 INVESTMENT OF BALANCE IN COLLATERAL ACCOUNT. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the respective Securing Party (or, after the occurrence and during the continuance of a Default, the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Administrative Agent, PROVIDED that (a) at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in Section 11.03 of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the


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manner specified in Section 5.09 hereof and (b) if requested by the respective
Securing Party through the Borrowers, such Permitted Investments may be held in the name and under the control of one or more of the Lenders (and in that connection each Lender, pursuant to Section 11.10 of the Credit Agreement) has agreed that such Permitted Investments shall be held by such Lender as a collateral sub-agent for the Administrative Agent hereunder).

     4.04 COVER FOR LETTER OF CREDIT LIABILITIES. Amounts deposited into the Collateral Account as cover for Letter of Credit Liabilities pursuant to Section
2.10 or Section 10 of the Credit Agreement shall be held by the Administrative Agent in a separate sub-account (designated "LETTER OF CREDIT LIABILITIES SUB-ACCOUNT") and all amounts held in such sub-account shall constitute collateral security FIRST for the Letter of Credit Liabilities outstanding from time to time and SECOND as collateral security for the other Secured Obligations hereunder.

     Section 5. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Securing Parties hereby jointly and severally agree with each Lender and the Administrative Agent as follows:


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     5.01 DELIVERY AND OTHER PERFECTION. Each Securing Party shall:

          (a) if any of the shares, securities, moneys or property required to be pledged by such Securing Party under clauses (a), (b) and (c) of Section 3 hereof are received by such Securing Party, forthwith either (i) transfer and deliver to the Administrative Agent such shares or securities so received by such Securing Party (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses
     (a), (b) and (c);

          (b) deliver and pledge to the Administrative Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may request; PROVIDED that so long as no Default shall have occurred and be continuing, such Securing Party may retain for collection in the ordinary course any Instruments received by such Securing Party in the ordinary course of business and the Administrative Agent shall, promptly upon request of such Securing Party through the Borrowers, make appropriate arrangements for making any Instrument pledged by such Securing Party available to such Securing Party for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document);

          (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the


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     judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Securing Party copies of any notices and communications received by it with respect to the Stock Collateral pledged by such Securing Party hereunder), PROVIDED that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;

          (d) without limiting the obligations of such Securing Party under
     Section 5.04(c) hereof, upon the acquisition after the date hereof by such Securing Party of any Equipment covered by a certificate of title or ownership, at the request of the Administrative Agent, cause the Administrative Agent to be listed as the lienholder on such certificate of title and within 120 days such request deliver evidence of the same to the Administrative Agent;

          (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement;

          (f) furnish to the Administrative Agent from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the


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                                      -18-


     Administrative Agent may reasonably request, all in reasonable detail;

          (g) (i) within 15 days after the date hereof, deliver to the Administrative Agent amendments to Annexes 2, 3, 4 and 5 hereto such that said Annexes 2, 3 and 4, respectively, set forth under the name of each Securing Party a complete and correct list of all Copyrights, Patents and Trademarks owned by such Securing Party on the date hereof and said Annex 5 sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof; and
     (ii) promptly upon request of the Administrative Agent, following receipt by the Administrative Agent of any statements, schedules or reports pursuant to clause (f) above, modify this Agreement by amending Annexes 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement;

          (h) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at such Securing Party's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Securing Party with respect to the Collateral, all in such manner as the Administrative Agent may require;

          (i) upon the occurrence and during the continuance of any Event of Default, upon request of the Administrative Agent, promptly notify (and such Securing Party hereby authorizes the Administrative Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due


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                                      -19-


     in respect of such Collateral are to be made directly to the Administrative Agent; and

          (j) promptly after such Securing Party shall acquire or form any Subsidiary (other than a Subsidiary that is not required to become a Subsidiary Guarantor pursuant to Section 9.17(a) of the Credit Agreement), deliver to the Administrative Agent an amendment to Annex 1 hereto, such that after giving effect to such acquisition or formation, the representations set forth in Sections 2(b) and (c) hereof (assuming that each reference to "the date hereof" therein referred to the date of such acquisition or formation) shall be true and complete as of such date.

     5.02 OTHER FINANCING STATEMENTS AND LIENS. Except as otherwise permitted under Section 9.06 of the Credit Agreement, without the prior written consent of the Administrative Agent (granted with the authorization of the Lenders as specified in Section 11.09 of the Credit Agreement), no Securing Party shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Lenders.

     5.03 PRESERVATION OF RIGHTS. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

     5.04 SPECIAL PROVISIONS RELATING TO CERTAIN COLLATERAL.

     (a) STOCK COLLATERAL.

     (1) The Securing Parties will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of Capital Stock of each Issuer then outstanding.


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                                      -20-


     (2) So long as no Event of Default shall have occurred and be continuing, the Securing Parties shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein, PROVIDED that the Securing Parties jointly and severally agree that they will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to the Securing Parties or cause to be executed and delivered to the Securing Parties all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Securing Parties may reasonably request for the purpose of enabling the Securing Parties to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(a)(2).

     (3) Unless and until an Event of Default has occurred and is continuing, the Securing Parties shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

     (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Administrative Agent and retained by it in the Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Securing Parties jointly and severally agree to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, PROVIDED that if such Event of Default is cured, any such


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                                      -21-


dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Securing Parties (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Securing Parties.

     (b) INTELLECTUAL PROPERTY.

     (1) For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 5.05 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Securing Party hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Securing Party) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Securing Party, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     (2) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 9.05(c) of the Credit Agreement that limit the right of the Securing Parties to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Securing Parties will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Securing Parties. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Administrative Agent shall from time to time, upon the request of the respective Securing Party through the Parent, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Securing Party through the Parent shall have certified are appropriate (in their judgment) to allow them to take any action permitted above (including relinquishment of the license provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the


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                                      -22-


payment in full of all of the Secured Obligations and cancellation or termination of the Commitments and Letter of Credit Liabilities or earlier expiration of this Agreement or release of the Collateral, the Administrative Agent shall grant back to the Securing Parties the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section
5.05 hereof by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Securing Parties in accordance with the first sentence of this clause (2).

     (c) MOTOR VEHICLES. Each Securing Party shall, upon the request of the Administrative Agent, deliver to the Administrative Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Administrative Agent listed as lienholder and take such other action as the Administrative Agent shall deem appropriate to perfect the security interest created hereunder in all such Motor Vehicles.

     5.05 EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing:

          (a) each Securing Party shall, at the request of the Administrative Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Administrative Agent and such Securing Party, designated in its request;

          (b) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights


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                                      -23-


     and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and each Securing Party agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Administrative Agent in its discretion may, in its name or in the name of the Securing Parties or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (e) the Administrative Agent may, upon ten business days' prior written notice to the Securing Parties of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Administrative Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Securing Parties, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any


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                                      -24-


     sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Securing Parties shall supply to the Administrative Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Administrative Agent in Section 5.04(b) hereof, shall be applied in accordance with Section 5.09 hereof.

     The Securing Parties recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Securing Parties acknowledge that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

     5.06 DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to


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                                      -25-


Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Securing Parties shall remain liable for any deficiency.

     5.07 REMOVALS, ETC. Without at least 30 days' prior written notice to the Administrative Agent, no Securing Party shall (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address indicated beneath the signature of the Parent to the Credit Agreement or at one of the locations identified in Annex 6 hereto under its name or in transit from one of such locations to another or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

     5.08 PRIVATE SALE. The Administrative Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner. Each Securing Party hereby waives any claims against the Administrative Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations.

     5.09 APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided and except as provided below in this Section 5.09, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 4 hereof or this Section 5, shall be applied by the Administrative
Agent:

          FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all


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                                      -26-


     expenses incurred and advances made by the Administrative Agent in connection therewith;

          NEXT, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

          FINALLY, to the payment to the respective Securing Party, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

Notwithstanding the foregoing, the proceeds of any cash or other amounts held in the "Letter of Credit Liabilities Sub-Account" of the Collateral Account pursuant to Section 4.04 hereof shall be applied FIRST to the Letter of Credit Liabilities outstanding from time to time and SECOND to the other Secured Obligations in the manner provided above in this Section 5.09.

     As used in this Section 5, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Securing Parties or any issuer of or obligor on any of the Collateral.

     5.10 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of each Securing Party for the purpose of carrying out the provisions of this Agreement (including, without limitation, this Section 5) and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 5 to


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                                      -27-


make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Securing Party representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     5.11 PERFECTION. Prior to or concurrently with the execution and delivery of this Agreement, each Securing Party shall (i) file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 3 hereof, (ii) to the extent requested by the Administrative Agent, cause the Administrative Agent to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by such Securing Party and (iii) deliver to the Administrative Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

     5.12 TERMINATION. When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement and all Letter of Credit Liabilities shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Securing Party and to be released and canceled all licenses and rights referred to in Section 5.04(b) hereof. The Administrative Agent shall also execute and deliver to the respective Securing Party upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Securing Party to effect the termination and release of the Liens on the Collateral.

     5.13 FURTHER ASSURANCES. Each Securing Party agrees that, from time to time upon the written request of the


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                                      -28-


Administrative Agent, such Securing Party will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

     5.14 RELEASE OF MOTOR VEHICLES. So long as no Default shall have occurred and be continuing, upon the request of any Securing Party, the Administrative Agent shall execute and deliver to such Securing Party such instruments as such Securing Party shall reasonably request to remove the notation of the Administrative Agent as lienholder on any certificate of title for any Motor Vehicle; PROVIDED that any such instruments shall be delivered, and the release effective, only upon receipt by the Administrative Agent of a certificate from such Securing Party stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

     Section 6. MISCELLANEOUS.

     6.01 NO WAIVER. No failure on the part of the Administrative Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     6.02 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 12.02 of the Credit Agreement and shall be deemed to have been given at the times specified in said
Section 12.02.

     6.03 EXPENSES. The Securing Parties jointly and severally agree to reimburse each of the Lenders and the


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


                                      -29-


Administrative Agent for all reasonable costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Administrative Agent of any obligations of the Securing Parties in respect of the Collateral that the Securing Parties have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Administrative Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 6.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

     6.04 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Securing Party and the Administrative Agent (with the consent of the Lenders as specified in Section 11.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Administrative Agent and each Lender, each holder of any of the Secured Obligations and each Securing Party.

     6.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Securing Party, the Administrative Agent, the Lenders and each holder of any of the Secured Obligations (PROVIDED, however, that no Securing Party shall assign or transfer its rights hereunder without the prior written consent of the Administrative Agent).


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                                      -30-


     6.06 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     6.07 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     6.08 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     6.09 AGENTS AND ATTORNEYS-IN-FACT. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     6.10 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.




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



                                      -31-


     IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

                                         COMMONWEALTH ALUMINUM CORPORATION


                                         By _________________________
                                            Title:


                                         COMMONWEALTH INDUSTRIES, INC.


                                         By _________________________
                                            Title:


                                         COMMONWEALTH ALUMINUM LEWISPORT, INC.


                                         By _________________________
                                            Title:


                                         CASTECH ALUMINUM GROUP INC.


                                         By _________________________
                                            Title:


                                         BARMET ALUMINUM CORPORATION


                              Amended and Restated
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


                                      -32-




                                         By _________________________
                                            Title:


                                         SUBSIDIARY GUARANTORS
                                         ---------------------

                                         COMMONWEALTH ALUMINUM SALES
                                         CORPORATION


                                         By _________________________
                                            Title:


                                         NATIONAL WESTMINSTER BANK, PLC,
                                         as Administrative Agent


                                         By _________________________
                                            Title:




                              Amended and Restated
                          Pledge and Security Agreement
                          -----------------------------